Taxation	6 Months Ended
Mar. 31, 2026
Taxation [Abstract]
TAXATION
10.	TAXATION

The statutory income tax rate for the Company’s major operating entity is 25% for the six months ended March 31, 2026 and 2025. The effective income tax rate for the six months ended March 31, 2026 and 2025 were 0.01% and 75.72%, respectively. The effective income tax rate for the six months ended March 31, 2026 and 2025 differs from the PRC’s statutory income tax rate of 25%, primarily due to effect of preferred tax rate and change in value allowance. The Company did not identify any material unrecognized tax benefits for each of the periods presented.